UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 27, 2007
Date of Report (Date of earliest event reported)

ICP SOLAR TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

NEVADA	000-51790	20-0643604
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

7075 Place Robert-Joncas
Montreal, Quebec	H4M 2Z2
(Address of principal executive offices)	(Zip Code)

(514) 270-5770
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The disclosure under Item 2.01 of this current report on Form 8-K is hereby incorporated by reference.

ITEM 2.01	COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

ICP Solar Technologies Inc. (the "Company"), a developer and marketer of solar cells and products, announced that the Company has executed a Share Purchase Agreement with Gerry Heffernan, Michael Snow, and Philip Crowley, majority shareholders of Wes Power Technologies Inc. ("WES") ("WES Shareholders"), pursuant to which the Company has indicated its intention to purchase from the WES Shareholders all of the issued and outstanding shares of WES, located in St. John’s, Newfoundland.

On August 27, 2007, the Company and the WES Shareholders signed a share purchase agreement (the "Agreement"). Under the terms of the Agreement, the Company shall acquire 100% of all of the shares of WES for the following consideration:

(a) An amount of $1.00 shall be paid by the Company to WES;
(b)

Issuance to WES Shareholders, on the Closing Date, by the Company of 250,000 warrants to purchase common shares of the Company. The Warrants will have a maturity date of five (5) years from date of issuance and an exercise price equal to the closing share price of the Company (ticker symbol ICPR on the OTC BB) on the last trading day prior to the date of issuance. The warrants shall be convertible within five (5) years from date of issuance following registration with the SEC. The related restricted shares shall become available for sale at the earliest on October 31, 2007;

(c) Execution of employment agreements by the Company or one of its subsidiaries with each of the WES Shareholders, to the satisfaction of all parties.

The aforementioned does not purport to be a complete description of the Agreement and is qualified in its entirety by reference to the Agreement, filed as an exhibit herewith and incorporated herein by reference.

SECTION 8	OTHER EVENTS

ITEM 8.01	OTHER EVENTS

On August 27, 2007, the Company issued a press release announcing the signing of the Share Purchase Agreement, which is filed as an exhibit hereto.

SECTION 9	FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial Statements of Business Acquired.

To be filed by amendment.

(c)	Exhibits.

Exhibit No.	Description

2.1	Share Purchase Agreement, dated August 27, 2007, between ICP Solar Technologies Inc. and WES Power Technologies Inc.

99.1	Press release dated August 27, 2007, of ICP Solar Technologies Inc., announcing the execution of the Share Purchase Agreement.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ICP SOLAR TECHNOLOGIES INC.

Date: August 28, 2007
	By:	/s/ Sass Peress
SASS PERESS
President, Chief Executive Officer and Chairman